Exhibit 10.5
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                                                           ACCLAIM ENTERTAINMENT
                                                            BNY-FEBRUARY 24,1997
                                                             FACTORING AGREEMENT
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                            BNY FINANCIAL CORPORATION
                            1290 Avenue of the Americas
                            New York, New York 10104

                                                               February 24, 1997

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ACCLAIM ENTERTAINMENT CANADA, LTD.
ARENA ENTERTAINMENT INC.
One Acclaim Plaza
Glen Cove, New York 11542

          Re: Amendment to Factoring Agreements

Gentlemen:

     Reference is made to the Restated and Amended Factoring Agreements between us and each of you, dated on or about February 2B, 1995, (as amended and supplemented, the "Factoring Agreements"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Factoring Agreements.

     It is hereby agreed that paragraph 9(a)(1) of each of the Factoring Agreements shall be amended in its entirety to read as follows:

               "(a) This agreement shall remain in full force and effect until terminated as follows:

               (i) This agreement shall remain in full force and effect unless either of us gives the other party hereto written notice of termination (by certified mail, return receipt requested) no less than ninety (90) days prior to and effective as of January 31, 2000 or any January 31st thereafter; or

     Except as specifically set forth herein, no other changes or modification to the Factoring Agreements are intended or implied, and, in all respects the Factoring Agreement shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof.

     This agreement may be signed in counterparts, each of which shall be an original and all of which when taken together
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constitute one agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

     Please indicate your agreement to the foregoing by executing this letter where indicated below and returning it to us.

                                        Very truly yours,

                                        BNY FINANIAL CORPORATION

                                        /s/ Robert Grbic
                                        -----------------------------
                                        Robert Grbic
                                        Senior Vice President

AGREED:

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ARENA ENTERTAINMENT INC.

By /s/ J. Mark Hattendorf
   --------------------------------
Title: EXEC VP & CFO

ACCLAIM ENTERTAINMENT CANADA,  LTD.

By /s/ J. Mark Hattendorf
   --------------------------------
Title: EXEC VP & CFO